SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    November 4, 2002

INTERCEPT, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	01-14213	58-2237359
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia	30071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (770) 248-9600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1        Press Release dated November 4, 2002.
99.2        Transcript of November 4, 2002 telephone conference call.

Item 9.    Regulation FD Disclosure.

On November 4, 2002, InterCept, Inc. (Nasdaq: ICPT) issued a press release regarding its earnings for the three months ended September 30, 2002 and participated in a telephone conference call relating to its earnings release. The full text of the press release is set forth in Exhibit 99.1 hereto and the transcript of the conference call is attached as Exhibit 99.2 hereto. These exhibits are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC. By: /s/ SCOTT R. MEYERHOFF Scott R. Meyerhoff Chief Financial Officer

Date:    November 19, 2002

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EXHIBIT INDEX

Exhibit

    99.1        Press Release dated November 4, 2002

    99.2        Transcript of November 4, 2002 conference call.

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